EXHIBIT 10.6

[[REMAX LOGO]]              RE/MAX Real Estate Group
                           215 W. Rockrimmon Boulevard
                        Colorado Springs, Colorado 80919
                  Office: (719) 599-8500 / Fax: (719) 594-4573


THIS FORM HAS IMPORTANT LEGAL CONSEQUENCES AND THE PARTIES SHOULD CONSULT LEGAL AND TAX OR OTHER COUNSEL BEFORE SIGNING. Compensation charged by real estate brokers is not set by law. Such charges are established by each real estate broker.
DIFFERENT BROKERAGE RELATIONSHIPS AREA AVAILABLE WHICH INCLUDE BUYER AGENCY, SELLER AGENCY, SUBAGENCY OR TRANSACTION-BROKER.

                    EXCLUSIVE RIGHT-TO-SELL LISTING CONTRACT
                                  (COMMERCIAL)
                                 (SELLER AGENCY)

                                  COLORADO SPRINGS, Colorado   November 15, 2000
                                  ----------------             -----------------

Name(s) of Owner(s)
       ERICA HULL DBA NEW ALLIED CO.

("Seller") hereby irrevocably appoint(s)
TERRY & KATHY SULLIVAN
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215 W. ROCKRIMMON BLVD., COLORADO SPRINGS, CO 80919
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                            Broker's Name and Address

 ("Broker") as Seller's exclusive agent for the purposes and under the terms specified herein, and the parties agree:

     1. PURPOSE OF AGENCY. The purpose of this agency contract ("Listing Contact") is to engage the efforts of Broker to accomplish the sale of the property legally described as:

VACANT LAND PARCEL CONTAINING APPROXIMATELY TEN (8) [NOTE: "(8)" HANDWRITTEN IN AND INITIALED BY THE SELLER ON FORM] ACRES (See attached Legal Description)[NOTE: "SEE ATTACHED LEGAL DESCRIPTION" HANDWRITTEN IN AND INITIALED BY THE SELLER ON FORM] LOCATED IN MONUMENT, EL PASO COUNTY, COLORADO.


also known as EXHIBIT A ATTACHED        , MONUMENT         CO        80132
              -------------------------- ----------------- ------ --------------
                  Street Address              City         State        Zip
together  with such  items of  personal  property  to be  conveyed  pursuant to
Section 8 (collectively, the "Property").

     2. BROKER'S SERVICES. Broker is a limited agent of the Seller and will represent only Seller.
     (a) Broker shall promote the interests of the Seller with the utmost good faith, loyalty and fidelity, including, but not limited to:
          (1) Seeking a price and terms which are acceptable to the Seller; except that Broker shall not be obligated to seek additional offers to purchase the Property while the Property is subject to a contract for sale;
          (2) Presenting all offers to and from the Seller in a timely manner regardless of whether the Property is subject to a contract for sale;
          (3) Disclosing to the Seller adverse material facts actually known by the Broker;
          (4) Counseling the Seller as to any material benefits or risks of a transaction actually known by the Broker;
          (5) Advising the Seller to obtain expert advice as to material matters about which the Broker knows but the specifics of which are beyond the expertise of the Broker;
          (6) Accounting in a timely manner for all money and property received; and
          (7) Informing the Seller that such Seller may be vicariously liable for the acts of such Seller's agent or any subagent when the Broker is acting within the scope of the agency relationship.
     (b) Broker shall not disclose the following information without the informed consent of the Seller:
          (1) That the Seller is willing to accept less than the asking price for the Property;
          (2)  What  the  motivating  factors  are for the  Seller  to sell  the
               Property;
          (3) That the Seller will agree to financing terms other than those offered;
          (4) Any material information about the Seller unless the disclosure is required by law or failure to disclose such information would constitute fraud or dishonest dealing; or
          (5) Any facts or suspicions regarding circumstances which may psychologically impact or stigmatize any real property pursuant to Colorado law.
     (c) Broker shall disclose to any prospective buyer all adverse material facts actually known by Broker including but not limited to adverse material facts pertaining to the title to the Property and the physical condition of the Property, any material defects in the Property, and any environmental hazards affecting the Property which are required by law to be disclosed.

     3. SALE. "Sale of the Property" or "Sale" means the voluntary transfer or exchange of any interest in the Property or the voluntary creation of the right to acquire any interest in the Property (including a contract or lease).

     4. EFFECT OF THIS LISTING CONTRACT. By this appointment, Seller agrees to conduct all negotiations for the Sale of the Property only through Broker, and to refer to Broker all inquires received in any form from real estate brokers, salespersons, prospective buyers, tenants or any other source during the time this Listing Contract is in effect. Seller authorizes Broker to disclose any facts about the Property. In addition, Seller agrees that any Broker compensation which is conditioned upon the Sale of the Property shall be earned by Broker as set forth herein without any discount or allowance for any efforts made by Seller or by any representative of Seller in connection with the Sale of the Property.
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The printed portions of this form, except (italicized)(differentiated) additions, have been approved by the Colorado Real Estate Commission. LC11-9-95 EXCLUSIVE RIGHT-TO-SELL LISTING CONTRACT (Commercial) RealFA$T(R) Forms, Box 4700, Frisco, CO 80443, Version 6.00, (C)RealFA$T(R), 2000, Reg# LCOCOL223706
Completed by -TERRENCE P. SULLIVAN, BROKER ASSOCIATE, RE/MAX REAL ESTATE GROUP
                                                             11/08/00 20:34:42

                                                                    Page 1 OF 4
                                                               Seller(s)/s/ EJH

     5. THE LISTING PERIOD. Broker's authority shall begin  November 15, 2000,
                                                            ------------------
and shall continue through June 01, 2001 ("Listing Period").
                           -------------

     6. PRICE AND TERMS. Price: U.S. $1.75 PER S.F.  Terms:

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Minimum amount of earnest money deposit U.S. $10,000  in the form of
                                              ------
CASH                    [[HANDWRITTEN IN "PERSONAL CHECK"]]

     7. DEPOSITS. Broker is authorized to accept earnest money deposits pursuant to a proposed Sale contract. Broker is authorized to deliver the earnest money deposit to the closing agent, if any, at or before the closing of the Sale contract.

     8. PRICE TO INCLUDE. The purchase price includes the following items if owned by Seller (a) if attached to the Property on the date of the agreement for
Sale: lighting, heating, plumbing, ventilating, and air conditioning fixtures, TV antennas, water softeners, smoke/fire/burglar alarms, security devices, inside telephone wiring and connecting blocks/jacks, plants, mirrors, floor coverings, intercom systems, built-in kitchen appliances, sprinkler systems and controls, built-in vacuum systems (including accessories), and garage door openers including n/a remote controls; (b) if on the Property whether attached
                  ---
or not on the date of this Listing Contract: storm windows, storm doors, window and porch shades, awnings, blinds, screens, curtain rods, drapery rods, all keys; and (c)

n/a

The above described items ("Inclusions") shall be conveyed by Seller to buyer by bill of sale at closing, all in their present condition, ordinary wear and tear excepted, conveyed free and clear of all taxes, liens and encumbrances unless assumed by buyer. The following attached fixtures are excluded from the Sale: n/a

     9. TITLE AND ENCUMBRANCES. Seller represents to Broker that title to the Property is solely in Seller's name. Seller shall deliver to Broker true copies of all relevant title materials, lease(s) and survey(s) in Seller's possession and shall disclose to Broker all easements, liens and other encumbrances, if any, on the Property, of which Seller has knowledge. Seller authorizes the holder of any obligation secured by an encumbrance on the Property to disclose to Broker the amount owing on said encumbrance and the terms thereof.

     In case of Sale,  Seller agrees to convey, by a Special Warranty deed, only
                                                     ---------------- /s/ EH
that title Seller has in the Property. All monetary encumbrances (such as mortgages, deeds of trust, liens, financing statements) shall be paid by Seller and released except as Seller and buyer may otherwise agree. Existing monetary encumbrances are as follows:
n/a

The Property is subject to the following leases and tenancies:
n/a

If the Property has been or will be assessed for local improvements installed at the time of signing a Sale contract, Seller will be responsible for payment of same unless otherwise agreed. Broker may terminate this Listing Contract upon written notice to Seller that title is not satisfactory to Broker.

     10. EVIDENCE OF TITLE. Seller agrees to furnish buyer, at Seller's expense, Seller's choice of a commitment for, and a policy of, title insurance or an abstract of title to the Property certified to a current date in the amount specified by any Sale contract.

     11. PRORATIONS. General taxes for the year of closing, based on the taxes for the calendar year immediately preceding closing, rents, water and sewer charges, owner's association dues, and interest on continuing loan(s), if any, and shall be prorated to the date of closing.

     12. POSSESSION. Possession of the Property shall be delivered to buyer as follows: subject to the leases and tenancies as described in Section 9.

     13. MATERIAL DEFECTS - BROKER DISCLOSURES - INSPECTION. Seller agrees that any defects of a material nature (including, but not limited to, structural defects; soil conditions; violations of health, zoning or building laws;
nonconforming uses and zoning variances) actually known by Broker must be disclosed by Broker to any prospective buyer. Seller agrees that any buyer may have the Property and Inclusions inspected.

     14. COMMISSION TO BROKER.
     (a) Commission. In consideration of the services to be performed by Broker, Seller agrees to pay Broker as follows:

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The printed portions of this form, except (italicized)(differentiated) additions, have been approved by the Colorado Real Estate Commission. LC11-9-95 EXCLUSIVE RIGHT-TO-SELL LISTING CONTRACT (Commercial) RealFA$T(R) Forms, Box 4700, Frisco, CO 80443, Version 6.00, (C)RealFA$T(R), 2000, Reg# LCOCOL223706
Completed by -TERRENCE P. SULLIVAN, BROKER ASSOCIATE, RE/MAX REAL ESTATE GROUP
                                                             11/08/00 20:34:42

                                                                    Page 2 OF 4
                                                               Seller(s)/s/ EJH

          (1)  Sale  Commission.(i) 7 (%) of  the  gross  sales  price  in  U.S.
               dollars, or (ii)    ----

          ----------------------------------------------------------------------

          (2)  Lease Commission (i) n/a (%) of  the gross rental under the lease
                                   -----
               in U.S. dollars, or (ii)
               n/a

     (b) When Earned. Such commission shall be earned upon the happening of any of the following:
          (1) Any Sale of the Property within the Listing Period by Seller, by Broker or by any other person;
          (2)  [[NOTE: ITEM 2 CROSSED OUT AND INITIALED BY BUYER]]  /s/ EJH
          (3)  Any Sale of the Property  within 120 calendar days  subsequent to
                                                ---
               the expiration of the Listing Period ("Holdover Period") to anyone with whom Broker negotiated and whose name was submitted, in writing, to Seller by Broker during the Listing Period (including any extensions thereof); provided, however, that Seller shall owe no commission to Broker under this subsection
               (3) if a commission is earned by another licensed real estate broker acting pursuant to an exclusive right-to-sell listing contract or an exclusive agency listing contract entered into during the Holdover Period.
     (c) When Applicable and Payable. The commission obligation sha11 apply to a Sale made during the Listings Period or made during any extension of such original or extended term. The commission described in subsection
          (a)(1)  shall be  payable  at the time of the  closing  of the Sale as contemplated by subsection (b)(1) or (b)(3), or upon fulfillment of subsection (b)(2) where either the offer made by such buyer is defeated by Seller or by the refusal or neglect of Seller to consummate the Sale as agreed upon.
     (d) Lease and Lease Option Commissions. If the transaction consists of a lease or a lease and right to purchase the Property, the commission relating to the lease shall be as provided in subsection (a)(2), payable as follows:
          n/a

     15.   LIMITATION  ON  BROKER'S   COMPENSATION.   Broker  shall  not  accept
compensation from the buyer, the buyer's agent, or any entity participating in or providing services for the Sale without the written consent of Seller.

     16. OTHER BROKERS, ASSISTANCE-MULTIPLE LISTING SERVICE.

     (a) Broker shall seek assistance from and offer compensation to the following brokers outside of the listing company: (Check all that apply.)

      []  (1) Other Brokers representing Seller ("Subagents").

          (Subagents representing Seller owe duties of utmost good faith, loyalty and fidelity to Seller only. Seller may be vicariously liable for the acts of Subagents when acting in the scope of the agency relationship.)

          Broker  will  offer  compensation  to  Subagents  as follows:
          (i)     (%) of the gross sales price in U.S. dollars or (ii)
             -----

          ----------------------------------------------------------------------

      [X] (2) Brokers  representing  the buyer ("Buyer  Agents").
          (Buyer Agents representing Buyer or duties of utmost good faith, loyalty and fidelity to buyer only. Seller is not vicariously liable for the acts of Buyer Agents.)

          Broker will offer compensation to Buyer Agents as follows: (i) 3.5 (%)
                                                                        -----
          of the gross sales price in U.S. dollars, or (ii)

          ----------------------------------------------------------------------

      [X] (3) Brokers assisting the buyer in the transaction but not acting as agents ("Transaction-Brokers").

          (Transaction-Brokers  must exercise reasonable skill and care for the
          parties.   Seller  is  not   vicariously   liable  for  the  acts  of
          Transaction-Broker.)

          Broker will offer compensation to Transaction-Broker as follows:
          (i) 3.5 (%)  of the gross sales price in U.S. dollars, or (ii)
              ---

          ----------------------------------------------------------------------

     (b) Broker [X] will [] will not submit the Property to a multiple listing service.

     17. IN-COMPANY DUAL AGENCY AND TRANSACTION-BROKER. If a written Dual Agency Addendum or Transaction-Broker Addendum is signed by Seller, Broker may show Property to buyers represented or assisted by Broker.

     18. FORFEITURE OF PAYMENTS. In the event of a forfeiture of payments made by a buyer, the sums received shall be divided between Broker and Seller, one-half thereof to Broker, but not to exceed the commission agreed upon herein, and the balance to Seller.

     19. COST OF SERVICES; REIMBURSEMENT. Unless otherwise specified in Section 28, Broker shall bear all expenses incurred by Broker, if any, to market the Property and to compensate cooperating brokers, if any. Broker will not obtain or order any other products or services unless Seller agrees in writing to pay for them promptly when due. Unless otherwise agreed, Broker shall not be obligated to advance funds for the benefit of Seller in order to complete a closing. (Examples: surveys, radon tests, soil tests, title reports, engineering studies.) Seller shall reimburse Broker for payments made by Broker for such other products or services authorized by Seller.

     20. MAINTENANCE OF THE PROPERTY. Seller agrees that Broker shall not be responsible for maintenance of the Property nor shall Broker be liable for damage of any kind occurring to the Property, unless such damage shall be caused by the negligence of Broker.

     21. OTHER SELLERS. Seller acknowledges that Broker may have agreements with other sellers to market and sell their properties.

     22. NONDISCRIMINATION. The parties agree not to discriminate unlawfully against any prospective buyer because of the race, creed, color, sex, marital status, national origin, familial status, physical or mental handicap, religion or ancestry of such person.

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The printed portions of this form, except (italicized)(differentiated) additions, have been approved by the Colorado Real Estate Commission. LC11-9-95 EXCLUSIVE RIGHT-TO-SELL LISTING CONTRACT (Commercial) RealFA$T(R) Forms, Box 4700, Frisco, CO 80443, Version 6.00, (C)RealFA$T(R), 2000, Reg# LCOCOL223706
Completed by -TERRENCE P. SULLIVAN, BROKER ASSOCIATE, RE/MAX REAL ESTATE GROUP
                                                             11/08/00 20:34:42

                                                                    Page 3 OF 4
                                                               Seller(s)/s/ EJH

     23. RECOMMENDATION OF LEGAL COUNSEL. By signing this document, Seller acknowledges that the Broker has advised that this document has important legal consequences and has recommended consultation with legal and tax or other counsel before signing this contract.

     24. ALTERNATIVE DISPUTE RESOLUTION: MEDIATION. If a dispute arises between the parties relating to this contract, and is not resolved, the parties involved in such dispute (Disputants) shall first proceed in good faith to submit the matter to mediation. The Disputants will jointly appoint an acceptable mediator and will share equally in the cost of such mediation. In the event the entire dispute is not resolved within thirty (30) calendar days from the date written notice requesting mediation is sent by one Disputant to the other(s), the mediation, unless otherwise agreed, shall terminate. This section shall not alter any date in this contract, unless otherwise agreed.

     25. ATTORNEY FEES. In case of arbitration or litigation between Seller and Broker in their respective capacities, the parties agree that costs and reasonable attorney fees shall be awarded to the prevailing party.

     26. MODIFICATION OF THIS LISTING CONTRACT. No subsequent modification of any of the terms of this Listing Contract shall be valid, binding upon the parties, or enforceable unless made in writing and signed by the parties.

     27. ENTIRE AGREEMENT. This Listing Contract constitutes the entire agreement between the parties relating to the subject hereof, and any prior agreements pertaining thereto, whether oral or written, have been merged and integrated into this Listing Contract

     28. ADDITIONAL PROVISIONS. (The language of these additional provisions has not been approved by the Colorado Real Estate Commission).
                                                           ---------------------

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     29. COPIES OF AGREEMENT. This Listing Contract is executed in multiple copies and Seller acknowledges receipt of a copy of this Listing Contract signed by Broker.

     30. COUNTERPARTS. If more than one person is named as a Seller herein, this Listing Contract may be executed by each Seller, individually, and when each Seller has executed a copy of this Listing Contract, such copies taken together shall be deemed to be a full and complete contract between the parties.


Accepted:       RE/MAX REAL ESTATE GROUP
Broker          215 WEST ROCKRIMMON BLVD.
                COLORADO SPRINGS, CO 80919
                Phone: 719-599-8500,  Fax: 719-594-4573



                By:  /s/ Terrence P. Sullivan                   11-13-00
                     -----------------------------------------------------------
                  Signature     TERRENCE P. SULLIVAN              Date



SELLER  /s/ Erica Hull     President                            12-4-00
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NEW ALLIED DEVELOPMENT CORP.
Home #:  972-539-9222
11201 E. Arapahoe Rd. Suite B-14
Englewood, CO 80112



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The printed portions of this form, except (italicized)(differentiated) additions, have been approved by the Colorado Real Estate Commission. LC11-9-95 EXCLUSIVE RIGHT-TO-SELL LISTING CONTRACT (Commercial) RealFA$T(R) Forms, Box 4700, Frisco, CO 80443, Version 6.00, (C)RealFA$T(R), 2000, Reg# LCOCOL223706
Completed by -TERRENCE P. SULLIVAN, BROKER ASSOCIATE, RE/MAX REAL ESTATE GROUP
                                                             11/08/00 20:34:42

                                                                    Page 4 OF 4
                                                               Seller(s)/s/ EJH

[STAMP]
                           J. Patrick Kelly  El Paso Cty, CO   099098258
                           06/18/1999       02:46
                           Doc   $0.00   Page
                           Rec   $50.00    8 of 10

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                          J. Patrick Kelly  El Paso Cnty, CO   04/13/1998  11:49
                          MC93C46590 Doc     5:00 Rec    $80.00   PC 16/      16

[LOGO]
                                   EXHIBIT "A"

                              PROPERTY DESCRIPTION

A TRACT OF LAND BEING PORTIONS OF THE SOUTHWEST QUARTER OF SECTION 23 AND THE SOUTHEAST QUARTER OF SECTION 22, BOTH IN TOWNSHIP 11 SOUTH, RANGE 67 WEST OF THE 6th P.M., EL PASO COUNTY, COLORADO MORE PARTICULARLY DESCRIBED AS:

BEGINNING AT THE NORTHEAST CORNER OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 22, TOWNSHIP 11 SOUTH, RANGE 67 WEST OF THE 6th P.M.; THENCE S 88(degree)30'10" W ON THE NORTH LINE OF MONUMENT INDUSTRIAL PARK - PHASE 2 AS RECORDED IN PLAT BOOK T-3 AT PAGE 105 OF THE RECORDS OF EL PASO COUNTY A DISTANCE OF 289.29 FEET TO THE EASTERLY RIGHT-OF-WAY LINE OF SYNTHES AVENUE; THENCE NORTHERLY ON SAID RIGHT-OF-WAY LINE THE FOLLOWING THREE COURSES:

     1) ON A CURVE, CONCAVE TO THE WEST, HAVING A RADIUS OF 400.00 FEET, A CENTRAL ANGLE OF 27(degree)7"41'30", AN ARC LENGTH OF 193.32 FEET AND A CHORD BEARING N 13(degree)15'05" W A DISTANCE OF 191.45 FEET;

     2)   N 27(degree)05'50" W A DISTANCE OF 696.51 FEET;

     3) ON A CURVE TO THE LEFT HAVING A RADIUS OF 400.00 FEET, A CENTRAL ANGEL OF 20(degree)26'37" AND AN ARC LENGTH OF 142.72 FEET;

THENCE N 42(degree)27'33" E ON A LINE RADIAL TO THE PRECEDING CURVE A DISTANCE OF 338.39 FEET TO A POINT ON THE WESTERLY RIGHT-OF-WAY LINE OF THE DENVER AND RIO GRANDE WEST RAILROAD; THENCE S 27(degree)05'50" E ON SAID WESTERLY RIGHT-OF-WAY LINE A DISTANCE OF 1119.52 FEET TO THE WEST LINE OF THE SOUTHWEST QUARTER OF SECTION 23, TOWNSHIP 11 SOUTH, RANGE 67 WEST; THENCE CONTINUE S 27(degree)05'50" E ON SAID RIGHT-OF-WAY A DISTANCE OF 185.94 FEET TO THE SOUTH LINE OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SAID SECTION 23; THENCE N 89(degree)29'48" W ON SAID SOUTH LINE A DISTANCE OF 86.67 FEET TO THE POINT OF BEGINNING, THE DESCRIBED TRACT CONTAINS ?? ACRES, MORE OR LESS.

                                            [REGISTRATION STAMP]

NORTE and ASSOCIATES, Inc.
Engineers/Surveyors
5350 North Academy Boulevard, Suite 100, Colorado Springs, CO 80918 Tel 790-528-1159 Fax 790-528-6244
           Serving Clients Throughout the Western United States

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